SECURITIES AND EXCHANGE COMMISSION

				Washington, D.C.  20549

					FORM 8-K


				CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 1,1999

VidaMed, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-26082				77-0314454
(Commission File Number)	(IRS Employer Identification No.)

46107 Landing, Fremont, California 94538
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (510) 492-
4900

Not Applicable
(Former name or former address, if changed since last report.)

		INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events

Transfer of Listing to Nasdaq SmallCap Market

On December 1, 1999, the registrant received notification from the Nasdaq-Amex Market Group that effective December 3, 1999, the listing of registrant's common stock would be moved from the Nasdaq National Market to the Nasdaq SmallCap Market. The change in listing follows the November 4, 1999, hearing conducted by Nasdaq regarding registrant's ability to satisfy the continued listing requirements of the National Market.

The registrant disclosed Nasdaq's action in a press release dated December 1, 1999, a copy of which is attached hereto as
Exhibit 99.1.

Item 7 	Financial Statements, Pro Forma Financial Information
		and Exhibits

99.1	Registrant's Press Release dated December 1, 1999.

 		Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

							VIDAMED, INC.
                                   (Registrant)




						_________________________________
Date: December 8,1999 		By	/s/ John F. Howe
							John F. Howe
							Chief Financial Officer


 										Exhibit 99.1

Thursday December 2, 4:18 pm Eastern Time

Company Press Release

VidaMed Stock to Trade On Nasdaq SmallCap Market

FREMONT, Calif.--(BW HEALTHWIRE)--Dec. 2, 1999--VidaMed, Inc.
(NASDAQ NM:VIDA - news) today announced that it has been informed by Nasdaq-Amex Market Group that shares of the Company's common stock, currently traded on the National Market, will be traded on the
SmallCap Market effective at the beginning of trading on Friday, December 3,1999.

The Company said that the transfer of VidaMed's listing from the National Market to the SmallCap Market follows a November 4,
1999, hearing conducted by Nasdaq regarding the Company's compliance with the continued listing requirements of the National Market.

Following this move, shares of the Company's common stock will continue to trade under the ticker symbol VIDA. The Company believes that the move to the SmallCap Market will not adversely affect the liquidity of the Company's common stock or the Company's operations or business plans.

VidaMed designs, develops and markets technologically and clinically advanced cost-effective systems for the treatment of urological conditions. The Company's primary product, the VidaMed TUNA System, offers a minimally invasive treatment of symptoms associated with benign prostatic hyperplasia, or enlarged prostate. For investor information about VidaMed, please call 888-301-2498 or visit VidaMed's Web site at www.vidamed.com.

This news release contains forward-looking information about the effect of the transfer of the Company's listing from the National Market to the SmallCap Market. Actual results may vary significantly from those anticipated in such forward-looking statements due to risks and uncertainties, including investor and market perception of the effect of the transfer and other risks, including those set forth in the Company's annual, quarterly and other reports filed from time to time with the United States Securities and Exchange Commission. The Company's

actual results may differ significantly from the results anticipated by the forward-looking statements as a result of these or other factors.

Contact:

     Company Contact
     VidaMed, Inc.
     Randy Lindholm, President & CEO
     510/492-4925
     John Howe, Chief Financial Officer
     510/492-4900
     www.vidamed.com
     or
     Investor Contact
     Lippert Heilshorn & Associates
     Bruce Voss (Bruce@lhai.com)
     310/575-4848
     Kim Sutton Golodetz (Kim@lhai.com)
     212/838-3777
     or
     Media Contact
     Elissa Grabowski (Elissa@lhai.com)
     212/838-3777
     www.lhai.com